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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2002

FIRST MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-19847	95-2960716
(Commission File Number)	(I.R.S. Employer Identification No.)

3230 Fallow Field Drive, Diamond Bar, California	91765
(Address of Principal Executive Offices)	(Zip Code)

(909)-595-1996

Registrant's Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

.

Item 5. Other Events

On October 16, 2002, First Mortgage Corporation filed with the Securities and Exchange Commission a Form 15 pursuant to which it provided certification and notice of the termination of the registration of its class of common stock under the Securities Exchange Act of 1934. See the related press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item &. Financial Statements and Exhibits
(c) Exhibits
No	Description
99.1	Press Release dated October 17, 2002 issued by First Mortgage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 17, 2002	FIRST MORTGAGE CORPORATION (Registrant) By: /s/ PAC W. DONG Name: Pac W. Dong Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated October 17, 2002 issued by First Mortgage Corporation.